UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 2)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 8, 2023

Date of Report (Date of earliest event reported)

CARDIO DIAGNOSTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41097	87-0925574
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 W. Superior Street, Suite 400, Chicago, IL	60654
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (631) 796-5412

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	CDIO	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half of one share of common stock	CDIOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is being filed as Amendment No. 2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by Cardio Diagnostics Holdings, Inc. on March 13, 2023 (the “Original 8-K”). The Company previously amended the Original 8-K on June 5, 2023 (“Amendment No. 1”).

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement and Amendment No. 1 Thereto

As previously reported on the Original 8-K, on March 8, 2023, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with YA II PN, Ltd. (“Yorkville”), a fund managed by Yorkville Advisors Global, LP, headquartered in Mountainside, New Jersey. Pursuant to the Securities Purchase Agreement, the Company agreed to issue and sell to Yorkville convertible debentures (the “Convertible Debentures”) in the principal amount of up to $11.2 million, which are convertible into shares of the Company’s Common Stock, $0.00001 par value (as converted, the “Conversion Shares”) on the terms and subject to the conditions set forth therein. As previously reported, on March 8, 2023, upon signing the Securities Purchase Agreement, the Company issued and sold to Yorkville a Convertible Debenture in the principal amount of $5.0 million for a purchase price of $4.5 million (the “First Convertible Debenture”). Pursuant to the Securities Purchase Agreement, the parties further agreed that the Company will issue and sell to Yorkville, and Yorkville will purchase from the Company, a second Convertible Debenture in the principal amount of $6.2 million for a purchase price of $5.58 million upon satisfaction or waiver of certain specified conditions (the “Second Closing”).

As previously reported on Amendment No. 1 to this Current Report on Form 8-K, on June 2, 2023, the Company and Yorkville mutually agreed that the date of the Second Closing would be September 15, 2023 (or such other date that is mutually agreed upon by the Company and Yorkville), subject to the satisfaction or waiver of stated conditions set forth in the Securities Purchase Agreement. Such amendment is referred to herein as “SPA Amendment No. 1”).

Amendment No. 2 to the Securities Purchase Agreement

By letter agreement dated September 13, 2023 (“SPA Amendment No. 2”), the Company and Yorkville mutually agreed that the date of the Second Closing will be December 29, 2023 (or such other date that is mutually agreed upon by the Company and Yorkville), provided that as of such date, the conditions to the Second Closing as set forth in Sections 6 and 7 of the Securities Purchase Agreement have been satisfied or waived.

SPA Amendment No. 2 further amends the previously amended Securities Purchase Agreement by lowering the Floor Price (as defined in the Securities Purchase Agreement) from $0.55 to $0.20. In connection therewith, new Section 1(e) of SPA Amendment No. 2 provides that notwithstanding the provisions of the amended Securities Purchase Agreement, in no event shall the Company issue more than an aggregate of 20,363,637 shares of common stock upon conversion of the Convertible Debentures (the maximum number of shares approved for issuance by the Company’s stockholders at a special meeting held for such purpose on May 26, 2023 and referred to as the “New Exchange Cap”) unless the Company either (i) obtains the approval of its stockholders to increase the Exchange Cap or (ii) the Company waives or increases the Exchange Cap without stockholder approval, provided that in the event the Company waives or increases the Exchange Cap without stockholder approval, the Company obtains an opinion of outside counsel, reasonably satisfactory to Yorkville, that stockholder approval is not required.

SPA Amendment No. 2 also amends Section 7(f) of the Securities Purchase Agreement to clarify that, in the event the Company receives any customary form of notice from the Principal Market on which its securities are then trading indicating its failure to maintain a minimum bid price of $1.00 for 30 consecutive trading days, such notice shall not constitute a failure to satisfy the conditions of Section 7(f), provided that any such notice does not have an immediate adverse effect on the listing of the Company’s common stock on such Principal Market.

Except as set forth above, SPA Amendment No. 2 does not modify or update the disclosures presented in, or exhibits to, the Original Filing, as previously amended by SPA Amendment No. 1, in any way. The disclosures presented therein, as modified by SPA Amendment No. 2, are hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 2.03 of the Original 8-K and Item 1.01 of this Amendment No. 2 are hereby incorporated by reference into this Item 2.03 in their entirety.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 3.02 of the Original 8-K and Item 1.01 of this Amendment No. 2 are hereby incorporated by reference into this Item 3.02 in its entirety.

Item 9.01	Financial Statements and Exhibits.
Exhibit	Description

10.1

Letter Agreement dated September 13, 2023 amending the Securities Purchase Agreement dated March 8, 2023 (previously filed as Exhibit 10.1 to the Original 8-K on March 13, 2023), the First Convertible Debenture, (previously filed as Exhibit 4.1 to the Original 8-K) and the Letter Agreement dated June 2, 2023 (previously filed as Exhibit 10.1 to Amendment No. 1 on June 5, 2023)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2023	CARDIO DIAGNOSTICS HOLDINGS INC.

	By:	/s/ Elisa Luqman
Elisa Luqman Chief Financial Officer